Exhibit 10.19

AMENDED AND RESTATED SECURED REVOLVING LOAN NOTE

Up to $1,500,000

Originally Dated: December 17, 2009

Amended and Restated: March 25, 2011

FOR VALUE RECEIVED, JAGGED PEAK, INC., a Nevada corporation, with its principal place of business located at 3000 Bayport Drive, 250, Tampa, Florida 33607 (“Parent”), and JAGGED PEAK CANADA INC., an Ontario corporation with its principal place of business located at c/o McCarthy Tetrault LLP, Box 48, Suite 4700, Toronto Dominion Bank Tower, Toronto, ON M5K 1E6 (“Jagged Peak”), and collectively with Parent and their respective successors, “Borrowers”), each jointly and severally promises to pay to the order of MORIAH CAPITAL, L.P., a Delaware limited partnership with offices at 444 Madison Avenue, Suite 501, New York, NY 10022 and its successors and assigns (“Lender”), on or before March 31, 2012, the principal sum of up to One Million Five Hundred Thousand Dollars ($1,500,000), together with interest thereon, in accordance with the Loan and Security Agreement, dated as of December 17, 2009, by and between Borrowers and Lender (as amended from time to time, the “Agreement”). Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

INTEREST; AMORTIZATION; DUE DATE: Interest on the outstanding principal balance hereof shall be computed on the basis of the actual number of days elapsed and a year of 360 days. Interest shall accrue at a rate per annum (the “Interest Rate”) equal to (i) from December 17, 2009 through and including March 24, 2011, the greater of (1) the sum of (A) the Base Rate, as defined below, plus (B) Six Percent (6.00%), or (2) Eleven Percent (11.0%), and (ii) commencing March 25, 2011, the greater of (1) the sum of (A) the Base Rate plus (B) Six Percent (6.00%), or (2) Ten Percent (10.0%), and shall be payable by Borrowers (x) in arrears prior to the Maturity Date, on the first Business Day of each calendar month, (y) in full on the Maturity Date and (z) on demand after the Maturity Date. At Lender’s option, Lender may charge the Borrowers’ account for said interest. Following and during the continuation of an Event of Default, interest on all outstanding Loans, including principal and Interest, shall accrue at a rate per annum equal to twenty percent (20%), compounded quarterly. “Base Rate” means a rate per annum equal to the “Prime Rate” as reported in the “Money Rates” column of The Wall Street Journal, adjusted as and when such Prime Rate changes.

The entire principal balance of this Note then outstanding, plus any accrued and unpaid interest thereon, together with all penalties and late payment fees, if any, shall be due and payable on the Maturity Date. Borrower may prepay the entire principal sum of the Loans without premium or penalty, provided, however, that such prepayment is no less than the amount of the remaining outstanding principal sum of all outstanding Loans evidenced hereby, and (ii) as part of such prepayment, Borrowers shall pay Lender all other amounts due to Lender pursuant to the Note, the Agreement and other Loan Documents, and (iii) if such prepayment occurs prior to March 25, 2012, then Borrower shall pay to Lender an amount equal to (1) the product of (A) the average daily principal balance of all Loans under this Agreement from March 25, 2011 through the date of prepayment, multiplied by (B) the weighted average daily Interest Rate through the date of prepayment, multiplied by (C) three hundred sixty five (365), minus (2) the amount of interest indefeasibly received by Lender on account of all Loans under this Agreement through the date of prepayment (the “Extension Interest Make-Whole Payment”). The Extension Interest Make-Whole Payment is intended to compensate Lender for committing and deploying funds for Borrower’s Loans pursuant to this Agreement and for Lender’s loss of investment of such funds in connection with such early termination, and is not intended as a penalty. The Extension Interest Make-Whole Payment also shall be due and payable by Borrower to Lender if Lender accelerates the payment of the Obligations on or before the first anniversary hereof due to the occurrence of an Event of Default.

MAXIMUM RATE OF INTEREST: It is intended that the Interest Rate and the Default Rate herein shall never exceed the maximum rate, if any, which may be legally charged on the Loans evidenced by this Note (the “Maximum Rate”), and if the Interest Rate or Default Rate would result in a rate higher than the Maximum Rate, the Interest Rate or Default Rate shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of Lender, returned to the Borrowers.

PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of Lender at the address designated in the Agreement, or to such other place as Lender may from time to time direct by written notice to Borrowers.

APPLICATION OF PAYMENTS: All payments received hereunder shall be applied in accordance with the provisions of the Agreement.

PAYMENT AND COLLECTION: All amounts payable hereunder are payable by check or wire transfer in immediately available funds to the account number specified by Lender, in lawful money of the United States. At Lender’s option, Lender may charge the Borrowers’ account for said interest. Borrowers agree to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing the Loans.

SECURITY: This Note is issued pursuant to the Agreement and is secured by a pledge of the Collateral as described in the Loan Documents. Notwithstanding the pledge of the Collateral described above, Borrowers hereby acknowledge, admit and agree that Borrowers’ obligations under this Note are recourse obligations of Borrowers to which Borrowers pledge their full faith and credit.

DEFAULTS; REMEDIES: Upon the happening of an Event of Default, the Lender shall have all of the rights and remedies set forth in the Agreement.

The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by Lender of any payment which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of Lender, except as and to the extent otherwise provided by law.

WAIVERS: Borrowers waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note.

TERMINOLOGY: Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note.

AGREEMENT: Reference is made to the Agreement for provisions as to the Loan, rates of interest, Collateral, acceleration and release matters. If there is any conflict between the terms of this Note and the terms of the Agreement, the terms of the Agreement shall control.

AMENDMENT AND RESTATEMENT: This Note is given in substitution for, and amends and restates in its entirety, and as so amended and restated supersedes, that certain Secured Revolving Loan Note, dated December 17, 2009, in the principal amount of up to $1,500,000 (as so amended and restated, “Original Note”), which Original Note is being delivered to Borrower for cancellation. This Note is not in payment, novation, satisfaction or cancellation of the Original Note, or of the indebtedness evidenced and secured thereby, and such indebtedness is hereby ratified and confirmed by Borrower, as amended hereby. It is expressly understood and agreed that this Note is given to amend and restate the terms of the Original Note, and that no part of the indebtedness evidenced by the Original Note shall be discharged, cancelled or impaired by the execution and delivery of this Note.

APPLICABLE LAW: THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE BORROWERS HEREBY EXPRESSLY ELECT TO APPLY TO THIS NOTE, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. THE BORROWERS AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS NOTE.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN BORROWERS AND LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN BORROWERS AND LENDER. EACH BORROWER WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR

COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

CONSENT TO JURISDICTION. EACH BORROWER HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH SUIT, ACTION OR PROCEEDING, EACH BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH BORROWER AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS NOTE. NOTWITHSTANDING THE FOREGOING, EACH BORROWER CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS IN AND TO THE COLLATERAL AND WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amended and Restated Secured Revolving Loan Note has been duly executed and delivered by the undersigned as of the day and year first above written.

JAGGED PEAK, INC.

By:
Name:
Title:

JAGGED PEAK CANADA INC.

By:
Name:
Title:

[SIGNATURE PAGE – AMENDED AND RESTATED SECURED REVOLVING LOAN NOTE]